SHAREHOLDER LETTER

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Your Fund's Goal: Franklin New York Tax-Free Income Fund seeks to provide high current income exempt from regular federal, New York state and New York City personal income taxes through a diversified portfolio consisting primarily of municipal securities.(1)
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Dear Shareholder:

This annual report for Franklin New York Tax-Free Income Fund covers the period ended May 31, 2000. The 12 months under review were marked by economic strength, as U.S. gross domestic product (GDP) rose appreciably, consumer confidence remained strong, unemployment hit a 30-year low, and domestic stock markets surged to all-time highs. In the face of such economic expansion, inflation as measured by the Consumer Price Index was a modest 3.1% for the year under review.

Bond markets started the period in what looked to be a potentially positive year due to interest-rate expectations. However, the Federal Reserve Board (the Fed) proceeded to raise the federal funds target rate on six separate occasions because of inflation fears. This made 1999 and early 2000 one of the worst periods that bond markets have ever experienced. In February, the government announced it would sponsor 30-year Treasury buybacks and reduce future issuance

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 22.


CONTENTS

Shareholder Letter ..................        1

Performance Summary .................       12

Municipal Bond Ratings ..............       16

Financial Highlights &
Statement of Investments ............       19

Financial Statements ................       34

Notes to
Financial Statements ................       37

Independent
Auditors' Report ....................       40

Tax Designation .....................       41


[FUND CATEGORY PYRAMID GRAPHIC]



"When municipals are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost."

of long-term Treasuries. This, coupled with several signs that U.S. economic growth might be slowing, created a supply/ demand imbalance. These circumstances caused long-term Treasury bond prices to rise sharply, resulting in an inverted yield curve. That is, rates on long-term bonds declined below those of short-term bonds. No other domestic fixed-income market, including municipal bonds, experienced such an inversion.

The yield on the 30-year Treasury rose from 5.83% at the beginning of the fund's fiscal year to 6.01% on May 31, 2000, reaching a high of 6.75% on January 20, 2000. The yield on the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, rose from 5.37% to 6.13% for the same period, while its price declined 10.24%.(2) As interest rates and yields increased, the dollar value of bonds decreased, meaning bond funds in general declined in value.

Municipal bond supply in 1999 and first quarter 2000 added pressure to the already volatile municipal bond market. Although less than in 1998, the $225 billion issuance in 1999 was the fourth-highest on record. We anticipate decreased new issuance for the remainder of 2000. The near-record volume did have some benefit, as it helped municipal bonds remain cheap relative to Treasuries. During the year under review, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 103% of a comparable Treasury bond's yield. Historically, this ratio is about 90%.(3) Because municipal bonds are tax-exempt, they generally yield less than Treasuries, which are subject to federal income tax. When municipals are yielding nearly the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.(4)

2. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.
3. Source: The Bond Buyer, 3/00.


Looking forward, we anticipate that the Fed will monitor inflationary tendencies closely, possibly raising interest rates again. If, as a result, the economy slows toward the end of 2000, the bond markets could begin to experience less volatility.

The last few times municipal bonds lost ground, they enjoyed sharp rebounds in the following year. For example, in 1994, when the Fed raised interest rates six times, the average general municipal bond fund lost 6.5% in total return. In the following year, rates declined, and the average municipal bond fund gained nearly 17%. Although there is no guarantee that bond markets and municipal bond funds will repeat past behavior, markets do go through cycles. Predicting these cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the fund's total return performance.

NEW YORK ECONOMIC UPDATE

During the 12 months under review, Standard & Poor's(R), an independent credit rating agency, raised New York state's $4.8 billion in general obligation and $32.2 billion in appropriation-backed bond ratings to A+.(5) As in the past several years, New York's financial performance improved again during the 12-month reporting period, a result of a rebounding state economy, realistic budgeting, tighter spending controls and slow but steady economic growth through which the state has now regained pre-recession employment levels. These factors contributed to the credit rating upgrade. Besides reversing a long history of marginally balanced budgets and large accumulated deficits, the Empire State operated well within its budget and expected to finish fiscal year 2000 with an extra $2.9 billion in the coffers. This came on the heels of previous budget surpluses ranging from $1.4 billion to $2.1 billion in fiscal years 1997 through 1999.(6) Moreover, the state generated these surpluses while slashing personal income tax by 20% and introducing 31 tax cuts overall since 1995, more than any other state in the nation.(7) Although unemployment fell from 5.2% to 4.6% during the reporting period through April 2000 -- the lowest jobless rate since March 1989 -- it remains chronically higher than the national unemployment rate, which fell to a 30-year low of 3.9% during the same time.(8) New York's personal income growth, however, tracked the national average closely as it approached 5% in fiscal 1999 and was expected to grow 5.5% in 2000.(5)

4. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.
5. Source: Standard & Poor's, Ratings Direct, 11/9/99. This does not indicate Standard & Poor's rating of the fund.


New York City fared better than the remainder of the state, fueled largely by the remarkable performance and employment levels within the business and financial services sectors. The improving economy in New York City not only mirrored the nation's strong economic growth, but also resulted from effective cost containment of social services and other expenses. Every industry in New York City and state except manufacturing, which has seen gradual declines in recent years, experienced employment growth.


6. Source: Moody's Investors Service, 5/5/00.

7. Source: State of New York Executive Press Release, 5/5/00; www.state.ny.us.

8. Source: Bureau of Labor Statistics, 5/31/00.


The outlook appears generally bullish for New York. The state's economic base is deep, diverse, and wealthy, although reliance on the financial services sector continues to be a potential vulnerability. New Yorkers' average personal income in fiscal 1999 was $31,734, or approximately 120% of the national average.(9) This, coupled with significantly improved financial conditions, should keep solid economic growth on track. Long-term risks for the state economy include its debt levels and infrastructure needs, both of which are high by all measures. New York's debt structure is complex and the burden on fiscal resources remains moderate, although at $2,045 per capita and 6.4% of personal income this burden is above the national average. Domestic consumption, which has been a driving force behind the state's economic performance in recent years, is expected to slow in the remainder of 2000 as consumer confidence retreats from historic highs and the stock market ceases to provide added stimulus to consumer spending.

To rein in debt while balancing the high magnitude of New York's capital needs, the current administration is enacting the most sweeping and fundamental debt reform in its history. Simultaneously, it is employing a fiscally responsible budget that aims to cut $6.8 billion in taxes over the next five years, while tripling the debt reduction reserve fund and setting aside substantial resources for future needs. Fiscal year 2000 budget goal highlights include investments to improve transportation infrastructure, senior citizen programs, tuition assistance, and the fourth consecutive record increase in school aid, which would total $13.6 billion. Meanwhile, in another move seen as typical of the prudent fiscal management exercised by Governor Pataki over the past five years, more than $3 billion of the 2000 budget is to be left unspent to strengthen reserves and protect New York's long-term fiscal stability.(7)

"... the current administration is enacting the most sweeping and fundamental debt reform in its history."

9. Source: Fitch IBCA, State of New York, 10/15/99. This does not indicate Fitch's rating of the fund.



CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments
5/31/00

AAA                                        45.2%
AA                                         19.1%
A                                          27.5%
BBB                                         7.5%
Below Investment Grade                      0.7%

*Quality breakdown includes internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO NOTES

Generally rising interest rates during the year under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the 12 months ended May 31, 2000, the price on the 30-year Treasury bond fell 5.52%, the Lehman Brothers Municipal Bond Index was off 7.09%, and the Bond Buyer 40 was down 10.24%. By comparison, Franklin New York Tax-Free Income Fund's Class A share price declined only 1.24%, as measured by net asset value.(10) The Lehman Brothers Municipal Bond Index comprises short- and long-term bonds, while the Bond Buyer 40 generally tracks bonds in the 25- to 40-year range, has an average maturity of 30 years, and more closely reflects recent municipal bond market performance. The fund's overall composition and broad diversification, with 412 positions on May 31, 2000, provided shareholders with some stability during this wave of interest-rate increases, which helped to maintain the fund's share price during the reporting period.

In addition, your fund offers a notable tax advantage over a comparable taxable investment. The Performance Summary on page 13 shows that at the end of this reporting period, the fund's Class A shares' distribution rate was 5.45%, based on an annualization of May's 5.25 cent ($0.0525) per share dividend and the maximum offering price of $11.55 on May 31, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal, New York state and City personal income tax bracket would need to earn 10.10% from a taxable investment to match the fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

10. Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The fund's investment return and share price fluctuate with market conditions. The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


New York's $20.1 billion bond supply for 1999 was somewhat light, a 44% decrease from 1998 issuance. New York municipalities that had rushed to finance new projects while interest rates were low tabled plans for new issues as rates rose in 1999 and the first five months of 2000, diminishing supply throughout the reporting period. The lack of supply and favorable reaction to the Fed's moves to tighten credit and control inflation rallied the long-term municipal bond market in the middle of the reporting period, allowing it to move off its January lows. Accordingly, the fund's Class A share price, as measured by net asset value, recovered from $10.95 on February 1, to $11.27 by March 31, 2000, an increase of 2.92%. However, the rally was short-lived, as the Fed continued to raise the federal funds target rate in response to the economy's persistent strength; by May 31, 2000, the fund's net asset value stood at $11.06.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, taxable equivalent is the amount a taxable investment would have to earn to match the income from a tax-free investment such as a municipal bond. You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary of this report.



PORTFOLIO BREAKDOWN
5/31/00

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                    INVESTMENTS
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Prerefunded                                                               26.9%
Subject to Government Appropriation                                       22.7%
Hospital & Health Care                                                    11.8%
Housing                                                                    9.7%
Transportation                                                             9.5%
Utilities                                                                  7.2%
Other Revenue Bonds                                                        5.6%
General Obligation                                                         2.6%
Higher Education                                                           2.2%
Tax-Supported Debt                                                         1.8%

The fixed income market's volatility during the year under review presented challenges and opportunities for the fund. In light of rising interest rates, we attempted to implement a balanced approach of reducing prerefunded bonds in the portfolio while taking opportunities to book tax losses. This strategy enabled us to extend the portfolio's income-earning potential, improve call protection, and carry tax losses forward to help reduce taxable capital gains to shareholders in the future.

In managing our prerefunded bond exposure, we typically looked to sell such holdings with approximately five years remaining to their call date. In doing so, the fund sought to capture a premium on the prerefunded bonds and use this capital to invest in current coupon bonds, thus extending the fund's call protection, preserving its income stream, and stabilizing its share price. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually experience a substantial price increase, depending on their call date. We generally sell prerefunded bonds as they approach five years to their call date because at that point, the premium on the bond often begins to decline rapidly to the stated call price.

The fund's portfolio remained broadly diversified during the period, as we purchased bonds from many different sectors despite the reduction in the state's bond supply. In general, we purchased securities with more attractive yields. For example, we purchased bonds issued by the following entities: Metropolitan Transportation Authority, New York State University Dorm Authority, Long Island Power & Electric Authority, and New York City TFA. The majority of the bonds purchased were higher-rated or insured securities, mainly because the additional yield offered by New York's lower-rated securities was small compared to high-quality issues, small enough that we believed investors typically were not compensated for taking on the additional risk associated with lower-rated securities. The fund continues to emphasize high-quality securities, and AAA-rated bonds represented 45.2% of the fund's total long-term investments at the end of the reporting period.

Going forward, our outlook for the fund, the municipal bond market and New York remains positive. We believe the fund will continue to provide investors with attractive, monthly tax-free income as we seek to provide a high level of current income with a relatively stable share price. We will look to take advantage of the recently higher interest-rate environment, as well as what we believe is the municipal bond market's undervalued position. Municipal bonds recently have been priced inexpensively on a historical basis relative to other fixed income securities, especially Treasuries. With the new, higher interest-rate environment firmly in place, we anticipate a continued reduction in New York bond supply. This, coupled with a continued strong demand for the state's and City's bonds, should keep New York an attractive place to invest.

DIVIDEND DISTRIBUTIONS
6/1/99 - 5/31/00

                                                  DIVIDEND PER SHARE
                                       ----------------------------------------
MONTH                                  CLASS A       CLASS B       CLASS C
-------------------------------------------------------------------------------

June                                   5.25 cents    4.70 cents    4.70 cents
July                                   5.25 cents    4.70 cents    4.70 cents
August                                 5.25 cents    4.70 cents    4.70 cents
September                              5.25 cents    4.70 cents    4.71 cents
October                                5.25 cents    4.70 cents    4.71 cents
November                               5.25 cents    4.70 cents    4.71 cents
December                               5.25 cents    4.74 cents    4.72 cents
January                                5.25 cents    4.74 cents    4.72 cents
February                               5.25 cents    4.74 cents    4.72 cents
March                                  5.25 cents    4.74 cents    4.72 cents
April                                  5.25 cents    4.74 cents    4.72 cents
May                                    5.25 cents    4.74 cents    4.72 cents
-------------------------------------------------------------------------------
TOTAL                                  63.00 CENTS   56.64 CENTS   56.55 CENTS

We believe that fixed income markets may continue to see volatility over the short term. We feel that in market environments like this, it is important to revisit your investment goals and maintain a long-term outlook. As such, providing our shareholders with a comparatively high level of tax-free income, while minimizing share price movement, continues to be our goal. As always, we appreciate your support, welcome your questions or comments and look forward to serving your investment needs in the future.

Sincerely,



/s/ C. B. Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Income Fund



/s/ Sheila Amoroso

Sheila Amoroso



/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

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  This discussion reflects our views, opinions, and portfolio holdings as of May
  31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
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CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to
July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
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ONE-YEAR PERFORMANCE SUMMARY
AS OF 5/31/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


  CLASS A

  One-Year Total Return           -1.24%
  Net Asset Value (NAV)           (5/31/00) $11.06          (5/31/99) $11.91
  Change in NAV                   -$0.85
  Distributions (6/1/99-5/31/00)  Dividend Income           $0.6300
                                  Long-Term Capital Gain    $0.0664
                                  ---------------------------------
                                  Total                     $0.6964

  CLASS B

  One-Year Total Return           -1.80%
  Net Asset Value (NAV)           (5/31/00) $11.04          (5/31/99) $11.89
  Change in NAV                   -$0.85
  Distributions (6/1/99-5/31/00)  Dividend Income           $0.5664
                                  Long-Term Capital Gain    $0.0664
                                  ---------------------------------
                                  Total                     $0.6328

  CLASS C

  One-Year Total Return           -1.80%
  Net Asset Value (NAV)           (5/31/00) $11.06          (5/31/99) $11.91
  Change in NAV                   -$0.85
  Distributions (6/1/99-5/31/00)  Dividend Income           $0.5655
                                  Long-Term Capital Gain    $0.0664
                                  ---------------------------------
                                  Total                     $0.6319


Franklin New York Tax-Free Income Fund paid distributions derived from long-term capital gains of 6.64 cents ($0.0644) per share in December 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


              Past performance does not guarantee future rresults.


ADDITIONAL PERFORMANCE
AS OF 6/30/00

                                                                        SINCE
                                                                      INCEPTION
CLASS A                               1-YEAR   5-YEAR   10-YEAR       (9/13/82)
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Cumulative Total Return(1)            +2.29%   +31.35%  +95.88%        +318.20%

Average Annual Total Return(2)        -2.06%   +4.70%   +6.50%          +8.11%

                                                                         SINCE
                                                                       INCEPTION
CLASS B                                                  1-YEAR        (1/1/99)
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Cumulative Total Return(1)                                +1.72%        +1.02%

Average Annual Total Return(2)                            -2.13%        -1.82%

                                                                        SINCE
                                                                      INCEPTION
CLASS C                                        1-YEAR   5-YEAR         (5/1/95)
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Cumulative Total Return(1)                     +1.71%   +27.71%        +29.93%

Average Annual Total Return(2)                 -0.27%    +4.80%         +4.99%



AS OF 5/31/00


SHARE CLASS                                      A        B              C
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Distribution Rate(3)                            5.45%    5.15%         5.07%

Taxable Equivalent Distribution Rate(4)        10.10%    9.54%         9.39%

30-Day Standardized Yield(5)                    5.00%    4.68%         4.64%

Taxable Equivalent Yield(4)                     9.26%    8.67%         8.60%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on May 31, 2000.

4. Taxable equivalent distribution rate and yield assume the published rates as of June 16, 2000, for the maximum combined federal and New York state and City personal income tax bracket of 46.02%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 2000.



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Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
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AVERAGE ANNUAL TOTAL RETURN
5/31/00

CLASS A
-----------------------------------------

1-Year                             -5.45%
5-Year                             +4.05%
10-Year                            +6.37%
Since Inception (9/13/82)          +8.01%


AVERAGE ANNUAL TOTAL RETURN
5/31/00

CLASS B
-----------------------------------------

1-Year                            -5.52%
Since Inception (1/1/99)          -3.46%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. The unmanaged index, which includes approximately 38,000 municipal securities from across the country, differs from the fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index.

CLASS A (6/1/90 - 5/31/00)

The following line graph compares the performance of the Franklin New York Tax-Free Income Fund's Class A shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 6/1/90 to 5/31/00.

            Date    Franklin New York Tax-Free         Lehman Brothers Municipal                CPI
                        Income Fund-Class A                          Bond Index*
      06/01/1990      $ 9,576                           10,000                               10,000
      06/30/1990      $ 9,688                0.88%      10,088             0.54%             10,054
      07/31/1990      $ 9,845                1.47%      10,236             0.38%             10,092
      08/31/1990      $ 9,734               -1.45%      10,088             0.92%             10,185
      09/30/1990      $ 9,703                0.06%      10,094             0.84%             10,271
      10/31/1990      $ 9,745                1.82%      10,278             0.60%             10,332
      11/30/1990      $ 9,915                2.01%      10,484             0.22%             10,355
      12/31/1990      $ 9,893                0.43%      10,529             0.00%             10,355
      01/31/1991      $10,037                1.34%      10,670             0.60%             10,417
      02/28/1991      $10,127                0.87%      10,763             0.15%             10,433
      03/31/1991      $10,199                0.03%      10,766             0.15%             10,448
      04/30/1991      $10,328                1.34%      10,911             0.15%             10,464
      05/31/1991      $10,392                0.89%      11,008             0.30%             10,495
      06/30/1991      $10,446               -0.10%      10,997             0.29%             10,526
      07/31/1991      $10,607                1.22%      11,131             0.15%             10,542
      08/31/1991      $10,759                1.32%      11,278             0.29%             10,572
      09/30/1991      $10,960                1.30%      11,425             0.44%             10,619
      10/31/1991      $11,045                0.90%      11,527             0.15%             10,635
      11/30/1991      $11,111                0.28%      11,560             0.29%             10,666
      12/31/1991      $11,237                2.15%      11,808             0.07%             10,673
      01/31/1992      $11,234                0.23%      11,835             0.15%             10,689
      02/29/1992      $11,248                0.03%      11,839             0.36%             10,727
      03/31/1992      $11,343                0.03%      11,842             0.51%             10,782
      04/30/1992      $11,498                0.89%      11,948             0.14%             10,797
      05/31/1992      $11,677                1.18%      12,089             0.14%             10,812
      06/30/1992      $11,887                1.68%      12,292             0.36%             10,851
      07/31/1992      $12,274                3.00%      12,661             0.21%             10,874
      08/31/1992      $12,154               -0.97%      12,538             0.28%             10,905
      09/30/1992      $12,211                0.65%      12,619             0.28%             10,935
      10/31/1992      $12,028               -0.98%      12,496             0.35%             10,973
      11/30/1992      $12,317                1.79%      12,719             0.14%             10,989
      12/31/1992      $12,482                1.02%      12,849            -0.07%             10,981
      01/31/1993      $12,647                1.16%      12,998             0.49%             11,035
      02/28/1993      $12,974                3.62%      13,469             0.35%             11,073
      03/31/1993      $12,925               -1.06%      13,326             0.35%             11,112
      04/30/1993      $12,995                1.01%      13,460             0.28%             11,143
      05/31/1993      $13,153                0.56%      13,536             0.14%             11,159
      06/30/1993      $13,367                1.67%      13,762             0.14%             11,175
      07/31/1993      $13,372                0.13%      13,780             0.00%             11,175
      08/31/1993      $13,621                2.08%      14,066             0.28%             11,206
      09/30/1993      $13,769                1.14%      14,227             0.21%             11,229
      10/31/1993      $13,795                0.19%      14,254             0.41%             11,275
      11/30/1993      $13,686               -0.88%      14,128             0.07%             11,283
      12/31/1993      $13,972                2.11%      14,426             0.00%             11,283
      01/31/1994      $14,100                1.14%      14,591             0.27%             11,314
      02/28/1994      $13,853               -2.59%      14,213             0.34%             11,352
      03/31/1994      $13,455               -4.07%      13,635             0.34%             11,391
      04/30/1994      $13,483                0.85%      13,750             0.14%             11,407
      05/31/1994      $13,602                0.87%      13,870             0.07%             11,415
      06/30/1994      $13,570               -0.61%      13,785             0.34%             11,454
      07/31/1994      $13,750                1.83%      14,038             0.27%             11,485
      08/31/1994      $13,824                0.35%      14,087             0.40%             11,530
      09/30/1994      $13,662               -1.47%      13,880             0.27%             11,562
      10/31/1994      $13,463               -1.78%      13,633             0.07%             11,570
      11/30/1994      $13,155               -1.81%      13,386             0.13%             11,585
      12/31/1994      $13,472                2.20%      13,680             0.00%             11,585
      01/31/1995      $13,754                2.86%      14,072             0.40%             11,631
      02/28/1995      $14,051                2.91%      14,481             0.40%             11,678
      03/31/1995      $14,152                1.15%      14,648             0.33%             11,716
      04/30/1995      $14,180                0.12%      14,665             0.33%             11,755
      05/31/1995      $14,568                3.19%      15,133             0.20%             11,778
      06/30/1995      $14,447               -0.87%      15,002             0.20%             11,802
      07/31/1995      $14,526                0.95%      15,144             0.00%             11,802
      08/31/1995      $14,682                1.27%      15,336             0.26%             11,833
      09/30/1995      $14,755                0.63%      15,433             0.20%             11,856
      10/31/1995      $14,969                1.45%      15,657             0.33%             11,895
      11/30/1995      $15,183                1.66%      15,917            -0.07%             11,887
      12/31/1995      $15,309                0.96%      16,069            -0.07%             11,879
      01/31/1996      $15,371                0.76%      16,192             0.59%             11,949
      02/29/1996      $15,239               -0.68%      16,081             0.32%             11,987
      03/31/1996      $15,118               -1.28%      15,876             0.52%             12,049
      04/30/1996      $15,089               -0.28%      15,831             0.39%             12,096
      05/31/1996      $15,100               -0.04%      15,825             0.19%             12,119
      06/30/1996      $15,256                1.09%      15,997             0.06%             12,127
      07/31/1996      $15,387                0.90%      16,141             0.19%             12,150
      08/31/1996      $15,384               -0.02%      16,138             0.19%             12,173
      09/30/1996      $15,608                1.40%      16,364             0.32%             12,212
      10/31/1996      $15,753                1.13%      16,549             0.32%             12,251
      11/30/1996      $15,979                1.83%      16,852             0.19%             12,274
      12/31/1996      $15,942               -0.42%      16,781             0.00%             12,274
      01/31/1997      $15,980                0.19%      16,813             0.32%             12,313
      02/28/1997      $16,114                0.92%      16,968             0.31%             12,351
      03/31/1997      $15,968               -1.33%      16,742             0.25%             12,382
      04/30/1997      $16,087                0.84%      16,883             0.12%             12,397
      05/31/1997      $16,332                1.51%      17,137            -0.06%             12,390
      06/30/1997      $16,465                1.07%      17,321             0.12%             12,405
      07/31/1997      $16,896                2.77%      17,801             0.12%             12,419
      08/31/1997      $16,804               -0.94%      17,633             0.19%             12,443
      09/30/1997      $16,997                1.19%      17,843             0.25%             12,474
      10/31/1997      $17,118                0.64%      17,957             0.25%             12,505
      11/30/1997      $17,227                0.59%      18,063            -0.06%             12,498
      12/31/1997      $17,459                1.46%      18,327            -0.12%             12,483
      01/31/1998      $17,641                1.03%      18,516             0.19%             12,507
      02/28/1998      $17,663                0.03%      18,521             0.19%             12,530
      03/31/1998      $17,730                0.09%      18,538             0.19%             12,554
      04/30/1998      $17,678               -0.45%      18,455             0.18%             12,577
      05/31/1998      $17,937                1.58%      18,746             0.18%             12,599
      06/30/1998      $18,034                0.39%      18,819             0.12%             12,615
      07/31/1998      $18,072                0.25%      18,866             0.12%             12,630
      08/31/1998      $18,305                1.55%      19,159             0.12%             12,645
      09/30/1998      $18,508                1.25%      19,398             0.12%             12,660
      10/31/1998      $18,529                0.00%      19,398             0.24%             12,690
      11/30/1998      $18,581                0.35%      19,466             0.00%             12,690
      12/31/1998      $18,610                0.25%      19,515            -0.06%             12,683
      01/31/1999      $18,785                1.19%      19,747             0.24%             12,713
      02/28/1999      $18,759               -0.44%      19,660             0.12%             12,728
      03/31/1999      $18,809                0.14%      19,688             0.30%             12,767
      04/30/1999      $18,861                0.25%      19,737             0.73%             12,860
      05/31/1999      $18,786               -0.58%      19,622             0.00%             12,860
      06/30/1999      $18,552               -1.44%      19,340             0.00%             12,860
      07/31/1999      $18,604                0.36%      19,409             0.30%             12,898
      08/31/1999      $18,400               -0.80%      19,254             0.24%             12,929
      09/30/1999      $18,388                0.04%      19,262             0.48%             12,991
      10/31/1999      $18,150               -1.08%      19,054             0.18%             13,015
      11/30/1999      $18,333                1.06%      19,256             0.06%             13,023
      12/31/1999      $18,184               -0.75%      19,111             0.00%             13,023
      01/31/2000      $18,106               -0.44%      19,027             0.24%             13,054
      02/29/2000      $18,325                1.16%      19,248             0.59%             13,131
      03/31/2000      $18,728                2.18%      19,668             0.82%             13,239
      04/30/2000      $18,615               -0.59%      19,552             0.06%             13,247
      05/31/2000      $18,552     -0.34%    -0.52%      19,450             0.06%             13,254

Total Return           85.52%                           94.50%                               32.54%


*Source: Standard & Poor's Micropal.

CLASS B (1/1/99 - 5/31/00)

The following line graph compares the performance of the Franklin New York Tax-Free Income Fund's Class B shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 1/1/99 to 5/31/00.

Date                Franklin New York Tax-Free          Lehman Brothers     CPI
                        Income Fund-Class B         Municipal Bond Index*
       01/01/1999        $10,000                     $10,000                 $10,000
       01/31/1999        $10,086            1.19%    $10,119      0.24%      $10,024
       02/28/1999        $10,067           -0.44%    $10,074      0.12%      $10,036
       03/31/1999        $10,090            0.14%    $10,089      0.30%      $10,066
       04/30/1999        $10,106            0.25%    $10,114      0.73%      $10,140
       05/31/1999        $10,062           -0.58%    $10,055      0.00%      $10,140
       06/30/1999        $ 9,932           -1.44%    $ 9,910      0.00%      $10,140
       07/31/1999        $ 9,955            0.36%    $ 9,946      0.30%      $10,170
       08/31/1999        $ 9,841           -0.80%    $ 9,866      0.24%      $10,194
       09/30/1999        $ 9,830            0.04%    $ 9,870      0.48%      $10,243
       10/31/1999        $ 9,698           -1.08%    $ 9,764      0.18%      $10,262
       11/30/1999        $ 9,790            1.06%    $ 9,867      0.06%      $10,268
       12/31/1999        $ 9,706           -0.75%    $ 9,793      0.00%      $10,268
       01/31/2000        $ 9,669           -0.44%    $ 9,750      0.24%      $10,293
       02/29/2000        $ 9,781            1.16%    $ 9,863      0.59%      $10,353
       03/31/2000        $ 9,983            2.18%    $10,078      0.82%      $10,438
       04/30/2000        $ 9,927           -0.59%    $10,019      0.06%      $10,445
       05/31/2000        $ 9,514           -0.52%    $ 9,967      0.06%      $10,451

Total Return              -4.86%                      -0.33%                   4.51%

*Source: Standard & Poor's Micropal.



Past performance does not guarantee future results.

CLASS C (5/1/95 - 5/31/00)

The following line graph compares the performance of the Franklin New York Tax-Free Income Fund's Class C shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 5/31/00.

Date               Franklin New York Tax-Free       Lehman Brothers Municipal        CPI*
                      Income Fund-Class C                          Bond Index*
     05/01/1995    $ 9,896                          $10,000                              $10,000
     05/31/1995    $10,147                 3.19%    $10,319             0.20%            $10,020
     06/30/1995    $10,066                -0.87%    $10,229             0.20%            $10,040
     07/31/1995    $10,125                 0.95%    $10,326             0.00%            $10,040
     08/31/1995    $10,219                 1.27%    $10,458             0.26%            $10,066
     09/30/1995    $10,273                 0.63%    $10,523             0.20%            $10,086
     10/31/1995    $10,408                 1.45%    $10,676             0.33%            $10,120
     11/30/1995    $10,561                 1.66%    $10,853            -0.07%            $10,112
     12/31/1995    $10,634                 0.96%    $10,957            -0.07%            $10,105
     01/31/1996    $10,672                 0.76%    $11,041             0.59%            $10,165
     02/29/1996    $10,583                -0.68%    $10,966             0.32%            $10,198
     03/31/1996    $10,485                -1.28%    $10,825             0.52%            $10,251
     04/30/1996    $10,460                -0.28%    $10,795             0.39%            $10,291
     05/31/1996    $10,466                -0.04%    $10,791             0.19%            $10,310
     06/30/1996    $10,578                 1.09%    $10,908             0.06%            $10,316
     07/31/1996    $10,654                 0.90%    $11,006             0.19%            $10,336
     08/31/1996    $10,647                -0.02%    $11,004             0.19%            $10,356
     09/30/1996    $10,797                 1.40%    $11,158             0.32%            $10,389
     10/31/1996    $10,892                 1.13%    $11,284             0.32%            $10,422
     11/30/1996    $11,043                 1.83%    $11,491             0.19%            $10,442
     12/31/1996    $11,013                -0.42%    $11,443             0.00%            $10,442
     01/31/1997    $11,033                 0.19%    $11,464             0.32%            $10,475
     02/28/1997    $11,120                 0.92%    $11,570             0.31%            $10,508
     03/31/1997    $11,013                -1.33%    $11,416             0.25%            $10,534
     04/30/1997    $11,099                 0.84%    $11,512             0.12%            $10,547
     05/31/1997    $11,253                 1.51%    $11,686            -0.06%            $10,540
     06/30/1997    $11,349                 1.07%    $11,811             0.12%            $10,553
     07/31/1997    $11,641                 2.77%    $12,138             0.12%            $10,565
     08/31/1997    $11,562                -0.94%    $12,024             0.19%            $10,586
     09/30/1997    $11,699                 1.19%    $12,167             0.25%            $10,612
     10/31/1997    $11,767                 0.64%    $12,245             0.25%            $10,639
     11/30/1997    $11,836                 0.59%    $12,317            -0.06%            $10,632
     12/31/1997    $12,000                 1.46%    $12,497            -0.12%            $10,619
     01/31/1998    $12,109                 1.03%    $12,626             0.19%            $10,640
     02/28/1998    $12,128                 0.03%    $12,629             0.19%            $10,660
     03/31/1998    $12,168                 0.09%    $12,641             0.19%            $10,680
     04/30/1998    $12,127                -0.45%    $12,584             0.18%            $10,699
     05/31/1998    $12,288                 1.58%    $12,783             0.18%            $10,719
     06/30/1998    $12,349                 0.39%    $12,832             0.12%            $10,731
     07/31/1998    $12,379                 0.25%    $12,865             0.12%            $10,744
     08/31/1998    $12,533                 1.55%    $13,064             0.12%            $10,757
     09/30/1998    $12,655                 1.25%    $13,227             0.12%            $10,770
     10/31/1998    $12,674                 0.00%    $13,227             0.24%            $10,796
     11/30/1998    $12,692                 0.35%    $13,274             0.00%            $10,796
     12/31/1998    $12,716                 0.25%    $13,307            -0.06%            $10,789
     01/31/1999    $12,829                 1.19%    $13,465             0.24%            $10,815
     02/28/1999    $12,804                -0.44%    $13,406             0.12%            $10,828
     03/31/1999    $12,822                 0.14%    $13,425             0.30%            $10,861
     04/30/1999    $12,862                 0.25%    $13,458             0.73%            $10,940
     05/31/1999    $12,804                -0.58%    $13,380             0.00%            $10,940
     06/30/1999    $12,639                -1.44%    $13,187             0.00%            $10,940
     07/31/1999    $12,669                 0.36%    $13,235             0.30%            $10,973
     08/31/1999    $12,524                -0.80%    $13,129             0.24%            $10,999
     09/30/1999    $12,510                 0.04%    $13,134             0.48%            $11,052
     10/31/1999    $12,342                -1.08%    $12,992             0.18%            $11,072
     11/30/1999    $12,460                 1.06%    $13,130             0.06%            $11,079
     12/31/1999    $12,353                -0.75%    $13,032             0.00%            $11,079
     01/31/2000    $12,294                -0.44%    $12,974             0.24%            $11,105
     02/29/2000    $12,437                 1.16%    $13,125             0.59%            $11,171
     03/31/2000    $12,704                 2.18%    $13,411             0.82%            $11,262
     04/30/2000    $12,622                -0.59%    $13,332             0.06%            $11,269
     05/31/2000    $12,577     -0.39%     -0.52%    $13,263             0.06%            $11,276

Total Return        25.77%                           32.63%                               12.76%

*Source: Standard & Poor's Micropal.


AVERAGE ANNUAL TOTAL RETURN
5/31/00

CLASS C
----------------------------------------

1-Year                            -3.70%
5-Year                            +4.17%
Since Inception (5/1/95)          +4.61%


Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS




MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.



FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights


                                                              CLASS A
                                                   ---------------------------------------------------------------------------------
                                                          YEAR ENDED MAY 31,
                                                   ---------------------------------------------------------------------------------
                                                        2000             1999           1998               1997               1996
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............       $11.91          $12.08          $11.66             $11.46             $11.75
Income from investment operations:                 ---------------------------------------------------------------------------------
 Net investment income(a) ......................          .64             .64             .66                .68                .70
 Net realized and unrealized gains (losses) ....         (.79)           (.08)            .45                .23               (.28)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ...............         (.15)            .56            1.11                .91                .42
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................         (.63)           (.64)           (.66)              (.68)              (.71)
 Net realized gains ............................         (.07)           (.09)           (.03)              (.03)             --
                                                   ---------------------------------------------------------------------------------
Total distributions ............................         (.70)           (.73)           (.69)              (.71)              (.71)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of year ...................       $11.06          $11.91          $12.08             $11.66             $11.46
                                                   =================================================================================
Total return(b) ................................        (1.24)%          4.73%           9.83%              8.16%              3.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $4,219,849      $4,847,001      $4,824,135         $4,704,745         $4,709,483
Ratios to average net assets:
 Expenses ......................................          .60%            .59%            .58%               .59%               .58%
 Net investment income .........................         5.64%           5.30%           5.57%              5.87%              5.99%
Portfolio turnover rate ........................        24.61%          13.34%          18.51%             11.18%             28.34%




(a) Based on average shares outstanding effective year ended May 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (continued)


                                                              CLASS B
                                                      --------------------------
                                                          YEAR ENDED MAY 31,
                                                      --------------------------
                                                        2000          1999(d)
                                                      --------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........         $11.89          $12.06
                                                      --------------------------
Income from investment operations:
 Net investment income(a) ...................            .57             .77
 Net realized and unrealized losses .........           (.78)           (.70)
                                                      --------------------------
Total from investment operations ............           (.21)            .07
                                                      --------------------------
Less distributions from:
 Net investment income ......................           (.57)           (.24)
 Net realized gain ..........................           (.07)          --
                                                      --------------------------
Total distributions .........................           (.64)           (.24)
                                                      --------------------------
Net asset value, end of year ................         $11.04          $11.89
                                                      ==========================
Total return(b) .............................          (1.80)%           .62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $40,874         $19,059
Ratios to average net assets:
 Expenses ...................................           1.17%           1.16%(c)
 Net investment income ......................           5.08%           4.72%(c)
Portfolio turnover rate .....................          24.61%          13.34%


(a) Based on average shares outstanding effective year ended May 2000.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period January 1, 1999 (effective date) to May 31, 1999.


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                    CLASS C
                                                         ---------------------------------------------------------------------------
                                                                YEAR ENDED MAY 31,
                                                         ---------------------------------------------------------------------------
                                                            2000              1999            1998            1997            1996
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............          $11.91           $12.07           $11.65          $11.45          $11.73
                                                         ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .......................             .57              .62              .59             .63             .65
 Net realized and unrealized gains (losses) .....            (.78)            (.12)             .45             .21            (.29)
                                                         ---------------------------------------------------------------------------
Total from investment operations ................            (.21)             .50             1.04             .84             .36
                                                         ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................            (.57)            (.57)            (.59)           (.61)           (.64)
 Net realized gains .............................            (.07)            (.09)            (.03)           (.03)             --
                                                         ---------------------------------------------------------------------------
Total distributions .............................            (.64)            (.66)            (.62)           (.64)           (.64)
                                                         ---------------------------------------------------------------------------
Net asset value, end of year ....................          $11.06           $11.91           $12.07          $11.65          $11.45
                                                         ===========================================================================
Total return(b) .................................           (1.80)%           4.20%            9.20%           7.52%           3.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................        $119,302         $139,756         $108,686         $74,195         $39,047
Ratios to average net assets:
 Expenses .......................................            1.17%            1.16%            1.16%           1.17%           1.16%
 Net investment income ..........................            5.07%            4.73%            4.98%           5.30%           5.43%
Portfolio turnover rate .........................           24.61%           13.34%           18.51%          11.18%          28.34%



(a) Based on average shares outstanding effective year ended May 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2000



                                                                                                        PRINCIPAL
                                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%
BONDS 95.6%
Albany Housing Authority Limited Obligation, Refunding, 6.25%, 10/01/12 ......................         $5,250,000         $5,417,213
Albany IDA, Civic Facility Revenue, Albany Medical Center Project, 6.00%,
   5/01/19 ...................................................................................          1,270,000          1,095,070
   5/01/29 ...................................................................................          1,460,000          1,201,171
Albany Parking Authority Revenue, Refunding, Series A, 6.85%, 11/01/12 .......................          1,610,000          1,665,948
Auburn IDA, MFR, Auburn Memorial Home, 6.50%, 2/01/34 ........................................          5,655,000          5,725,744
Batavia Housing Authority Mortgage Revenue, Washington Towers,
  Refunding, Series A, 6.50%, 1/01/23 ........................................................          1,000,000          1,009,600
Battery Park City Authority Revenue, Refunding, Series A, 5.80%, 11/01/22 ....................         68,795,000         65,963,398
Bethany Retirement Home Inc. Mortgage Loan Revenue,
  FHA Insured, 7.50%, 2/01/34 ................................................................          8,160,000          8,796,643
Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17 .........................          5,375,000          6,312,723
Cortland County IDA, Civic Facility Revenue,
  Cortland Memorial Hospital Inc. Project, 6.25%, 7/01/24 ....................................          6,400,000          5,707,072
Franklin County COP, Court House Redevelopment Project, 8.125%, 8/01/06 ......................          4,260,000          4,552,705
Franklin County IDA, Lease Revenue, County Correctional Facility Project,
   6.75%, 11/01/12 ...........................................................................          4,790,000          4,876,939
Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ....................................          5,385,000          5,584,837
Guam Power Authority Revenue, Series A, Pre-Refunded,
   6.625%, 10/01/14 ..........................................................................          2,900,000          3,135,973
   6.75%, 10/01/24 ...........................................................................         25,500,000         27,697,845
Hamilton Elderly Housing Corp. Mortgage Revenue,
   Hamilton Apartments Project, 11.25%, 1/01/15 ..............................................          1,250,000          1,282,000
Ilion Elderly Housing Corp. Mortgage Revenue,
   Section 8 Housing Assistance Revenue, 7.25%, 7/01/09 ......................................          1,795,000          1,735,998
Long Island Power Authority Electric System Revenue, Refunding, Series A,
   5.75%, 12/01/24 ...........................................................................         15,000,000         14,173,200
   5.50%, 12/01/29 ...........................................................................         17,065,000         15,133,925
   MBIA Insured, 5.75%, 12/01/24 .............................................................         15,060,000         14,523,864
Monroe County IDAR, Civic Facilities, De Paul Community Facilities, 6.50%, 2/01/24 ...........          1,285,000          1,333,984
MTA Commuter Facilities Revenue,
   Series 8, 5.50%, 7/01/21 ..................................................................          5,000,000          4,576,650
   Series A, 6.00%, 7/01/24 ..................................................................          5,575,000          5,463,500
   Series A, 5.25%, 7/01/28 ..................................................................         18,300,000         15,758,313
   Series A, 6.125%, 7/01/29 .................................................................          9,625,000          9,566,288
   Series A, FGIC Insured, 5.25%, 7/01/28 ....................................................          8,655,000          7,607,139
   Series A, MBIA Insured, 5.625%, 7/01/27 ...................................................         10,000,000          9,436,900
   Series A, Pre-Refunded, 6.50%, 7/01/24 ....................................................         35,620,000         37,961,303
   Series C-1, FGIC Insured, 5.375%, 7/01/27 .................................................         19,100,000         17,063,176
   Series R, 5.50%, 7/01/17 ..................................................................          2,000,000          1,885,840
MTA Dedicated Tax Fund Revenue, Series A,
   FGIC Insured, 6.00%, 4/01/30 ..............................................................         27,260,000         27,219,655
   FSA Insured, 5.00%, 4/01/29 ...............................................................         25,800,000         21,907,038
   MBIA Insured, 5.25%, 4/01/26 ..............................................................         17,000,000         15,091,410
MTA Service Contract, Revenue,
   Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ..................................         17,470,000         17,793,894
   Commuter Facilities, Refunding, Series 5, 6.00%, 7/01/18 ..................................          2,740,000          2,718,984
   Commuter Facilities, Refunding, Series N, 7.125%, 7/01/09 .................................         24,160,000         25,564,179
   Commuter Facilities, Series 5, 7.00%, 7/01/12 .............................................         31,605,000         32,834,435
   Transit Facilities, Refunding, Series 5, 7.00%, 7/01/12 ...................................         30,935,000         32,138,372
   Transit Facilities, Refunding, Series 5, 6.50%, 7/01/16 ...................................         40,495,000         41,245,777
   Transit Facilities, Refunding, Series 5, 6.00%, 7/01/18 ...................................          7,725,000          7,665,749
   Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 ..................................         12,625,000         13,358,765
   Transit Facilities, Series 6, Pre-Refunded, 7.00%, 7/01/09 ................................          2,000,000          2,086,580




FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                        PRINCIPAL
                                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MTA Transit Facilities Revenue, Series A,
   6.00%, 7/01/24 ..........................................................................         $ 7,000,000         $ 6,860,000
   6.125%, 7/01/29 .........................................................................          11,595,000          11,524,271
   FSA Insured, 5.50%, 7/01/22 .............................................................          16,170,000          14,769,193
   FSA Insured, 5.625%, 7/01/27 ............................................................          14,440,000          13,338,661
   FSA Insured, Pre-Refunded, 6.10%, 7/01/21 ...............................................          15,000,000          15,970,800
   MBIA Insured, 5.625%, 7/01/25 ...........................................................           8,000,000           7,573,520
Nassau County Tobacco Settlement Corp., Asset Backed, Series A, 6.50%, 7/15/27 .............          25,000,000          24,437,500
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
  FSA Insured, 5.75%, 8/01/29 ..............................................................          36,040,000          34,046,988
New Rochelle Municipal Housing Authority Revenue, Series A, 5.55%, 12/01/14 ................           6,090,000           5,641,776
New York City GO,
   Pre-Refunded, 7.00%, 2/01/17 ............................................................           6,500,000           6,803,940
  (b) Refunding, Series A, FSA Insured, 6.00%, 5/15/30 .....................................           6,250,000           6,206,750
   Refunding, Series F, 5.875%, 8/01/24 ....................................................           7,000,000           6,775,860
   Refunding, Series H, 6.125%, 8/01/25 ....................................................           5,000,000           4,989,950
   Series 1992, Rite 1, 7.00%, 10/01/11 ....................................................          12,750,000          13,428,810
   Series A, 7.75%, 8/15/14 ................................................................             135,000             141,244
   Series A, 6.25%, 8/01/17 ................................................................           2,675,000           2,726,012
   Series A, Pre-Refunded, 7.75%, 8/15/13 ..................................................           2,000,000           2,096,540
   Series A, Pre-Refunded, 7.75%, 8/15/14 ..................................................           9,865,000          10,341,184
   Series A-1, 6.625%, 8/01/25 .............................................................          13,360,000          13,768,148
   Series A-1, Pre-Refunded, 6.625%, 8/01/25 ...............................................           3,640,000           3,913,218
   Series B, 7.00%, 6/01/13 ................................................................              10,000              10,335
   Series B, 7.00%, 6/01/14 ................................................................              20,000              20,669
   Series B, 7.00%, 6/01/15 ................................................................              10,000              10,329
   Series B, 6.75%, 10/01/15 ...............................................................              15,000              15,584
   Series B, 7.00%, 2/01/18 ................................................................           1,245,000           1,295,335
   Series B, Pre-Refunded, 7.75%, 2/01/10 ..................................................           2,000,000           2,117,080
   Series B, Pre-Refunded, 7.75%, 2/01/11 ..................................................           5,000,000           5,292,700
   Series B, Pre-Refunded, 7.75%, 2/01/12 ..................................................             500,000             529,270
   Series B, Pre-Refunded, 7.75%, 2/01/13 ..................................................           1,875,000           1,984,763
   Series B, Pre-Refunded, 7.75%, 2/01/14 ..................................................          10,950,000          11,591,013
   Series B, Pre-Refunded, 7.00%, 6/01/14 ..................................................           6,705,000           6,951,610
   Series B, Pre-Refunded, 7.75%, 2/01/15 ..................................................          22,610,000          23,933,589
   Series B, Pre-Refunded, 7.00%, 6/01/15 ..................................................           4,240,000           4,395,947
   Series B, Pre-Refunded, 6.75%, 10/01/15 .................................................           1,485,000           1,563,378
   Series B, Pre-Refunded, 7.00%, 2/01/18 ..................................................             240,000             251,222
   Series B, Pre-Refunded, 6.00%, 8/15/26 ..................................................             915,000             964,245
   Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ..................................           2,000,000           2,163,360
   Series B, Sub Series B-1, Pre-Refunded, 7.50%, 8/15/20 ..................................          10,000,000          10,983,800
   Series C, 7.00%, 2/01/12 ................................................................             705,000             707,305
   Series C, Pre-Refunded, 7.20%, 8/15/14 ..................................................           4,000,000           4,111,160
   Series C, Sub Series C-1, 7.00%, 8/01/16 ................................................              10,000              10,486
   Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 ..................................           4,490,000           4,742,832
   Series D, 8.00%, 8/01/17 ................................................................               5,000               5,237
   Series D, 7.50%, 2/01/18 ................................................................              40,000              42,028
   Series D, 5.25%, 8/01/21 ................................................................          14,500,000          12,965,900
   Series D, Pre-Refunded, 8.25%, 8/01/13 ..................................................           4,820,000           5,071,604

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                        PRINCIPAL
                                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York City GO, (cont.)
   Series D, Pre-Refunded, 8.00%, 8/01/17 ......................................................       $ 3,675,000       $ 3,856,619
   Series D, Pre-Refunded, 7.50%, 2/01/18 ......................................................           160,000           168,869
   Series F, Pre-Refunded, 8.40%, 11/15/08 .....................................................         7,500,000         7,966,350
   Series F, Pre-Refunded, 8.40%, 11/15/09 .....................................................         3,350,000         3,558,303
   Series F, Pre-Refunded, 6.625%, 2/15/25 .....................................................        11,240,000        12,025,564
   Series G, 6.00%, 10/15/26 ...................................................................         9,815,000         9,635,778
   Series G, Pre-Refunded, 6.00%, 10/15/26 .....................................................            85,000            89,478
   Series H, 7.20%, 2/01/13 ....................................................................           800,000           836,920
   Series H, 7.20%, 2/01/15 ....................................................................           430,000           449,359
   Series H, 7.00%, 2/01/16 ....................................................................           300,000           312,324
   Series H, 7.00%, 2/01/18 ....................................................................           160,000           166,469
   Series H, Pre-Refunded, 7.20%, 2/01/13 ......................................................         9,200,000         9,659,080
   Series H, Pre-Refunded, 7.20%, 2/01/14 ......................................................         4,000,000         4,199,600
   Series H, Pre-Refunded, 7.20%, 2/01/15 ......................................................         4,170,000         4,378,083
   Series H, Pre-Refunded, 7.00%, 2/01/16 ......................................................         2,200,000         2,302,872
   Series H, Pre-Refunded, 7.00%, 2/01/18 ......................................................         4,065,000         4,258,413
   Series I, 6.25%, 4/15/27 ....................................................................         4,940,000         4,972,900
   Series I, Pre-Refunded, 6.25%, 4/15/27 ......................................................         4,560,000         4,854,211
   Series K, Pre-Refunded, 6.25%, 4/01/26 ......................................................         9,000,000         9,578,160
   Unlimited, Series A, Pre-Refunded, 7.75%, 8/15/15 ...........................................         1,400,000         1,467,578
   Unlimited, Series B, Pre-Refunded, 7.00%, 6/01/13 ...........................................           350,000           362,873
New York City HDC, MFMR,
   Refunding, Series A, FHA Insured, 6.55%, 10/01/15 ...........................................        19,450,000        19,849,309
   Series A, FHA Insured, 6.55%, 4/01/18 .......................................................        10,000,000        10,163,600
   Series A, FHA Insured, 6.60%, 4/01/30 .......................................................        51,500,000        52,213,275
New York City Health and Hospital Corp. Revenue, Series A, Pre-Refunded, 6.30%, 2/15/20 ........        34,635,000        36,324,149
New York City IDA, Civic Facility Revenue,
   College of New Rochelle, 5.80%, 9/01/26 .....................................................         1,500,000         1,379,520
   Federation Protestant Welfare, 6.95%, 11/01/11 ..............................................         2,300,000         2,320,240
   The Lighthouse Inc. Project, Pre-Refunded, 6.50%, 7/01/22 ...................................         8,000,000         8,396,880
   New York Blood Center Inc. Project, Pre-Refunded, 7.20%, 5/01/12 ............................         4,000,000         4,282,120
   New York Blood Center Inc. Project, Pre-Refunded, 7.25%, 5/01/22 ............................         7,000,000         7,518,700
   St. Christopher Ottilie Project, 7.50%, 7/01/21 .............................................         2,500,000         2,602,125
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
   Refunding, 6.75%, 6/15/17 ...................................................................        18,100,000        18,490,236
   Refunding, Series A, 7.10%, 6/15/12 .........................................................         5,700,000         5,862,108
   Refunding, Series A, 6.75%, 6/15/16 .........................................................         1,400,000         1,432,298
   Refunding, Series A, 6.25%, 6/15/21 .........................................................           990,000           993,188
   Refunding, Series A, 5.75%, 6/15/30 .........................................................        41,190,000        39,487,617
   Refunding, Series B, FGIC Insured, 5.125%, 6/15/30 ..........................................         4,000,000         3,405,000
   Refunding, Series B, FSA Insured, 5.00%, 6/15/29 ............................................        25,875,000        21,754,924
   Refunding, Series D, MBIA Insured, 4.75%, 6/15/25 ...........................................        21,500,000        17,484,445
   Series A, FGIC Insured, 5.75%, 6/15/31 ......................................................        19,315,000        18,455,483
   Series A, FGIC Insured, 5.50%, 6/15/32 ......................................................         8,025,000         7,288,145
   Series A, Pre-Refunded, 7.10%, 6/15/12 ......................................................        27,785,000        28,724,967
   Series A, Pre-Refunded, 7.10%, 6/15/12 ......................................................         2,215,000         2,289,933



FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                        PRINCIPAL
                                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New York City Municipal Water Finance Authority Water and Sewer System Revenue, (cont.)
    Series A, Pre-Refunded, 7.00%, 6/15/15 .......................................................      $ 2,875,000      $ 2,969,415
    Series B, 5.75%, 6/15/26 .....................................................................       24,455,000       23,560,925
    Series B, 5.875%, 6/15/26 ....................................................................       10,250,000       10,042,438
    Series B, MBIA Insured, 5.50%, 6/15/27 .......................................................       29,420,000       27,132,301
    Series B, Pre-Refunded, 6.375%, 6/15/22 ......................................................       20,000,000       20,751,600
 New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Refunding, Series C-A, 5.50%, 11/01/24 .......................................................        8,300,000        7,711,115
    Series A, 5.00%, 8/15/27 .....................................................................       26,915,000       22,834,417
    Series A, 6.00%, 8/15/29 .....................................................................       29,000,000       28,996,810
    Series B, 6.00%, 11/15/29 ....................................................................       15,000,000       14,999,400
 New York City Transportation Authority MTA, Triborough COP, Series A,
   AMBAC Insured, 5.25%, 1/01/29 .................................................................       75,565,000       66,312,066
 New York Housing Corp. Revenue, Series A, 5.50%, 11/01/20 .......................................        2,200,000        2,020,260
 New York State Commissioner General Services People of the State of New York
   Certificate of Lease Assignment,
    5.70%, 3/01/29 ...............................................................................       78,786,777       67,634,509
    5.75%, 3/01/29 ...............................................................................       37,634,998       32,542,983
 New York State COP, Hanson Redevelopment Project,
    8.25%, 11/01/01 ..............................................................................        2,815,000        2,878,366
    8.375%, 5/01/08 ..............................................................................       18,045,000       20,038,612
 New York State Dormitory Authority Lease Revenue GO, Court Facilities, 6.00%, 5/15/39 ...........       58,245,000       56,454,549
 New York State Dormitory Authority Lease Revenue,
    Municipal Health Facilities Improvement Program, Series 1, FSA Insured, 4.75%, 1/15/29 .......        6,500,000        5,140,330
    State University Dormitory Facilities, Series A, 6.00%, 7/01/30 ..............................        5,750,000        5,639,830
    State University Dormitory Facilities, Series B, MBIA Insured, 5.125%, 7/01/28 ...............        4,800,000        4,124,304
    State University Dormitory Facilities, Series C, MBIA Insured, 5.50%, 7/01/29 ................        4,250,000        3,877,785
 New York State Dormitory Authority Revenue,
    Bishop Henry B. Hucles Nursing Home, 6.00%, 7/01/24 ..........................................        2,545,000        2,447,857
    Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 ............................................        4,730,000        4,022,061
    City University System Consolidated, Second General, Refunding, Series A, 6.00%, 7/01/17 .....       10,215,000       10,192,833
    City University System Consolidated, Series 1, MBIA Insured, 5.125%, 7/01/27 .................        6,680,000        5,772,054
    City University System Consolidated, Series C, 7.50%, 7/01/10 ................................       14,900,000       16,604,411
    City University System Consolidated, Series C, 6.00%, 7/01/16 ................................        8,900,000        8,899,110
    City University System Consolidated, Series D, 7.00%, 7/01/09 ................................        3,430,000        3,696,134
    City University System Consolidated, Third General, Refunding, Series A, 6.00%, 7/01/16 ......       23,185,000       23,210,040
    City University System Consolidated, Third General, Series 1, 5.50%, 7/01/29 .................       38,375,000       35,014,118
    City University System, Refunding, Series U, 6.375%, 7/01/08 .................................        1,140,000        1,186,900
    City University System, Series F, Pre-Refunded, 7.875%, 7/01/17 ..............................       40,000,000       40,888,800
    City University System, Series U, Pre-Refunded, 6.375%, 7/01/08 ..............................        1,745,000        1,823,804
    City University System, Series U, Pre-Refunded, 6.70%, 7/01/09 ...............................        5,405,000        5,683,249
    City University System, Third General, 6.00%, 7/01/20 ........................................       13,000,000       12,820,340
    City University System, Third General, Residence 2, 6.20%, 7/01/22 ...........................        8,565,000        8,602,258
    City University System, Third General, Residence 2, Pre-Refunded, 6.20%, 7/01/22 .............       19,990,000       21,278,955
    City University System, Third General, Series 2, 6.00%, 7/01/26 ..............................        6,020,000        5,887,801
    City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 ................       11,300,000       11,912,347
    Concord Nursing Home Inc., 6.50%, 7/01/29 ....................................................        2,500,000        2,480,475
    Department of Education, Pre-Refunded, 7.75%, 7/01/21 ........................................        2,530,000        2,657,765
    Department of Health, 6.625%, 7/01/15 ........................................................          760,000          794,565



FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                        PRINCIPAL
                                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State Dormitory Authority Revenue, (cont.)
    Department of Health, 6.20%, 7/01/17 .........................................................      $ 7,650,000      $ 7,625,673
    Department of Health, Pre-Refunded, 6.625%, 7/01/15 ..........................................        4,595,000        4,960,670
    Department of Health, Rosewell Park Cancer Center, Pre-Refunded, 6.625%, 7/01/24 .............        9,175,000        9,926,524
    Department of Health, Veterans Home, Pre-Refunded, 7.25%, 7/01/11 ............................        3,190,000        3,334,635
    Department of Health, Veterans Home, Pre-Refunded, 7.25%, 7/01/21 ............................        9,775,000       10,218,199
    Fashion Institute of Technology, 7.50%, 7/01/20 ..............................................        2,115,000        2,160,282
    Genessee Valley, Series A, FHA Insured, 6.90%, 2/01/32 .......................................        2,355,000        2,417,973
    Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ...............        5,000,000        4,582,550
    Heritage House Nursing Center, 7.00%, 8/01/31 ................................................        2,315,000        2,385,561
    The Highlands Living, FHA Insured, 6.60%, 2/01/34 ............................................        3,715,000        3,787,777
    Interfaith Medical Center, Series D, 5.40%, 2/15/28 ..........................................       14,000,000       12,358,500
    Long Island University, Asset Guaranteed, 5.125%, 9/01/23 ....................................        1,800,000        1,526,778
    Long Island University, Asset Guaranteed, 5.25%, 9/01/28 .....................................        1,500,000        1,278,120
    Long Island University, Pre-Refunded, 6.25%, 9/01/23 .........................................        5,495,000        5,860,967
    Manhattan College, Refunding, 6.50%, 7/01/19 .................................................       19,390,000       19,896,079
    Mental Health Services Facilities Improvement, Series B, MBIA Insured, 6.00%, 2/15/25 ........        6,100,000        6,083,774
    Mental Health Services Facilities Improvement, Series B, MBIA Insured, 6.00%, 2/15/30 ........        4,865,000        4,837,756
    Mental Health Services Facilities, Refunding, 6.00%, 8/15/21 .................................        1,800,000        1,776,456
    Mental Health Services Facilities, Refunding, Series B, 5.75%, 8/15/12 .......................        2,165,000        2,167,728
    Mental Health Services Facilities, Series A, 5.75%, 8/15/22 ..................................        1,390,000        1,327,867
    Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ..................................        9,370,000        8,868,892
    New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39 ..............................        5,000,000        4,547,700
    New York Medical College, Asset Guaranteed, Pre-Refunded, 6.875%, 7/01/21 ....................        5,375,000        5,670,034
    Nursing Home, Arden Hill, FHA Insured, 5.85%, 8/01/26 ........................................        4,765,000        4,514,695
    Nursing Home, Center for Nursing, FHA Insured, 5.55%, 8/01/37 ................................        8,435,000        7,460,504
    Nursing Home, St. John's Health Care Corp., Refunding, FHA Insured, 6.25%, 2/01/36 ...........       34,265,000       33,732,179
    Nursing Home, Wesley Garden, FHA Insured, 6.125%, 8/01/35 ....................................        2,000,000        1,920,540
    Nyack Hospital, 6.25%, 7/01/13 ...............................................................        3,000,000        2,885,970
    Our Lady of Mercy, Mortgage Revenue, FHA Insured, 6.30%, 8/01/32 .............................        5,835,000        5,962,378
    Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 ..............................        6,500,000        5,760,950
    St. Agnes Hospital, Series A, 5.40%, 2/15/25 .................................................        2,000,000        1,772,600
    St. Francis Hospital, Series A, MBIA Insured, 5.50%, 7/01/29 .................................        1,000,000          900,000
    St. Lukes Home Residential Health, Series A, FHA Insured, 6.375%, 8/01/35 ....................        5,200,000        5,275,400
    State University Athletic Facilities, Pre-Refunded, 7.25%, 7/01/12 ...........................        2,565,000        2,681,297
    State University Athletic Facilities, Pre-Refunded, 7.25%, 7/01/21 ...........................        4,750,000        4,965,365
    State University Educational Facilities, 5.75%, 5/15/16 ......................................        3,000,000        2,938,620
    State University Educational Facilities, 5.125%, 5/15/21 .....................................       15,000,000       13,055,550
    State University Educational Facilities, Series A, MBIA Insured, 4.75%, 5/15/25 ..............       20,450,000       16,649,981
    State University Educational Facilities, Series B, 4.75%, 5/15/28 ............................        8,050,000        6,434,124
    State University Educational Facilities, Series B, MBIA Insured, 4.75%, 5/15/28 ..............        8,100,000        6,532,164
    Upstate Community Colleges, Series A, 5.00%, 7/01/19 .........................................        7,230,000        6,251,347
    Upstate Community Colleges, Series A, 6.00%, 7/01/22 .........................................        7,000,000        6,890,310
    Upstate Community Colleges, Series A, 5.00%, 7/01/28 .........................................       25,675,000       21,171,605
    Upstate Community Colleges, Series A, Pre-Refunded, 7.60%, 7/01/20 ...........................        3,250,000        3,321,468
    Upstate Community Colleges, Series A, Pre-Refunded, 6.125%, 7/01/27 ..........................       11,845,000       12,585,431



FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State Dormitory Authority Revenue, (cont.)
    Upstate Community Colleges, Series B, Pre-Refunded, 7.20%, 7/01/21 .........................       $ 1,000,000       $ 1,044,820
    W.K. Nursing Home Corp., FHA Insured, 6.05%, 2/01/26 .......................................         6,800,000         6,567,644
 New York State Energy Research and Development Authority Electric Facilities Revenue,
    Consolidated Edison
 Project, Refunding, Series A, 6.10%, 8/15/20 ..................................................        11,820,000        11,643,527
 New York State Environmental Facilities Corp. Special Obligation PCR,
    New York City Municipal Water Finance Authority Project,
    Pre-Refunded, 6.875%, 6/15/14 ..............................................................         1,810,000         1,952,574
    Series E, 6.875%, 6/15/14 ..................................................................         1,190,000         1,270,277
 New York State Environmental Facilities Corp. Special Obligation,
    Riverbank State Park, Pre-Refunded,
    7.25%, 4/01/07 .............................................................................         4,000,000         4,238,440
    7.25%, 4/01/12 .............................................................................         4,300,000         4,556,323
    7.375%, 4/01/22 ............................................................................         5,000,000         5,308,800
 New York State HFA, Service Contract Obligation Revenue,
    Refunding, Series C, 6.00%, 9/15/21 ........................................................        19,310,000        18,766,037
    Series A, 7.25%, 9/15/12 ...................................................................           225,000           236,189
    Series A, 6.375%, 9/15/15 ..................................................................         5,000,000         5,129,400
    Series A, 5.50%, 9/15/22 ...................................................................         3,000,000         2,724,390
    Series A, 6.50%, 3/15/24 ...................................................................           330,000           334,019
    Series A, 6.50%, 3/15/25 ...................................................................           860,000           871,816
    Series A, 6.00%, 3/15/26 ...................................................................        16,725,000        16,149,493
    Series A, Pre-Refunded, 7.25%, 9/15/12 .....................................................         2,150,000         2,276,141
    Series A, Pre-Refunded, 7.80%, 9/15/20 .....................................................        24,000,000        24,832,000
    Series A, Pre-Refunded, 6.50%, 3/15/24 .....................................................        28,000,000        30,016,560
    Series A, Pre-Refunded, 6.50%, 3/15/25 .....................................................        10,410,000        11,250,608
    Series C, 6.30%, 9/15/12 ...................................................................           310,000           316,823
    Series C, 6.125%, 3/15/20 ..................................................................        99,760,000        98,678,602
    Series C, 6.30%, 3/15/22 ...................................................................         1,985,000         1,989,903
    Series C, 5.50%, 3/15/25 ...................................................................        17,015,000        15,194,735
 New York State HFAR,
    Adult Care, Series A, FHA Insured, Pre-Refunded, 7.85%, 2/15/30 ............................         1,920,000         1,969,363
    Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 ..................................         5,285,000         5,393,448
    Health Facilities of New York City, Refunding, Series A, 6.00%, 11/01/08 ...................         2,400,000         2,465,112
    Health Facilities of New York City, Refunding, Series A, 8.00%, 11/01/08 ...................        12,410,000        12,803,025
    Health Facilities of New York City, Series A, 6.00%, 5/01/07 ...............................        11,200,000        11,498,032
    Health Facilities of New York City, Series A, Pre-Refunded, 8.00%, 11/01/08 ................        70,410,000        72,735,642
    Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ................        25,650,000        25,888,032
    Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 ...............        31,145,000        31,249,024
    MFHR, Second Mortgage, Series A, 7.00%, 8/15/23 ............................................         4,245,000         4,358,808
    MFHR, Second Mortgage, Series C, 6.60%, 8/15/27 ............................................         5,500,000         5,608,845
    MFHR, Second Mortgage, Series D, 6.25%, 8/15/23 ............................................         2,500,000         2,523,525
    MFHR, Second Mortgage, Series E, 6.75%, 8/15/25 ............................................         6,820,000         7,039,536
    MFMR, Refunding, Series C, FHA Insured, 6.45%, 8/15/14 .....................................         1,000,000         1,024,910
    MFMR, Series A, FHA Insured, 7.00%, 8/15/22 ................................................         4,885,000         5,093,883
    MFMR, Series A, FHA Insured, 7.10%, 8/15/35 ................................................         8,630,000         8,906,678
    MFMR, Series B, AMBAC Insured, 6.25%, 8/15/14 ..............................................         2,715,000         2,769,056
    MFMR, Series B, AMBAC Insured, 6.35%, 8/15/23 ..............................................        33,960,000        34,598,788

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)



                                                                                                           PRINCIPAL
                                                                                                            AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State HFAR, (cont.)
    MFMR, Series B, FHA Insured, 8.50%, 5/15/28 .......................................................   $12,575,000    $12,601,030
    MFMR, Series C, FHA Insured, 6.50%, 8/15/24 .......................................................     6,870,000      7,007,675
New York State Local Government Assistance Corp., Series A, 6.00%, 4/01/24 ............................    11,200,000     11,142,656
New York State Medical Care Facilities Finance Agency Revenue,
    Beth Israel Medical Center Project, Refunding, Series A, 7.20%, 11/01/14 ..........................     9,145,000      9,155,791
    Hospital and Nursing Home, Methodist Medical Center, Series A, FHA Insured,
     Pre-Refunded, 6.70%, 8/15/23 .....................................................................     5,500,000      5,798,485
    Hospital and Nursing Home, Mortgage Revenue, Refunding, Series A, FHA Insured, 6.20%, 2/15/23 .....     5,050,000      5,067,726
    Hospital and Nursing Home, Mortgage Revenue, Refunding, Series B, FHA Insured, 6.25%, 2/15/25 .....     2,635,000      2,658,979
    Hospital and Nursing Home, Mortgage Revenue, Refunding, Series B, FHA Insured, 6.25%, 2/15/35 .....     4,745,000      4,763,506
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.125%, 2/15/15 ...............     6,415,000      6,443,996
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.30%, 8/15/23 ................     9,000,000      8,988,030
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.25%, 2/15/27 ................    12,235,000     12,326,640
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.20%, 2/15/28 ................    26,910,000     26,950,634
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.375%, 8/15/33 ...............     7,940,000      7,943,811
    Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.50%, 2/15/34 ................    10,780,000     10,999,157
    Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.50%, 8/15/21 ................     8,000,000      8,220,160
    Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.20%, 8/15/23 ................    21,540,000     21,458,794
    Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured, 9.00%, 2/15/26 ................     1,795,000      1,826,413
    Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.375%, 8/15/29 ...............    86,865,000     89,309,381
    Hospital and Nursing Home, Mortgage Revenue, Series D, FHA Insured, Pre-Refunded, 6.45%, 2/15/32 ..    55,500,000     58,485,900
    Hospital and Nursing, Series B, FHA Insured, 6.95%, 2/15/32 .......................................    19,915,000     20,584,343
    Hospital and Nursing, Series B, Pre-Refunded, 6.95%, 2/15/32 ......................................     4,085,000      4,297,869
    Hospital and Nursing, Series C, FHA Insured, 6.65%, 8/15/32 .......................................    14,310,000     14,712,683
    Hospital and Nursing, Series C, FHA Insured, Pre-Refunded, 6.65%, 8/15/32 .........................       690,000        727,474
    The Hospital for Special Surgery Revenue, Series A, Pre-Refunded, 6.375%, 8/15/24 .................     6,025,000      6,425,301
    The Hospital for Special Surgery Revenue, Series A, Pre-Refunded, 6.45%, 8/15/34 ..................    36,650,000     39,187,646
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.80%, 8/15/24 ..........................     3,200,000      3,478,976
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 ..........................     5,125,000      5,508,299
    Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.90%, 8/15/34 ..........................    31,210,000     34,059,785
    Huntington Hospital Mortgage, Project A, Refunding, 6.50%, 11/01/14 ...............................     5,500,000      5,513,805
    Medina Memorial Hospital Project, Series A, 7.30%, 5/01/11 ........................................     2,595,000      2,680,972
    Mental Health Services Facilities, Series A, 8.875%, 8/15/07 ......................................    24,835,000     24,955,450
    Mental Health Services Facilities, Series A, 7.70%, 2/15/18 .......................................     3,360,000      3,375,322
    Mortgage Revenue Project, Series A, FHA Insured, 6.50%, 2/15/35 ...................................     3,800,000      3,873,720
    Mortgage Revenue Project, Series B, 6.60%, 8/15/34 ................................................    23,775,000     24,218,642
    Mortgage Revenue Project, Series B, FHA Insured, 6.15%, 2/15/35 ...................................     2,200,000      2,135,386
    Mortgage Revenue Project, Series C, FHA Insured, 6.375%, 8/15/29 ..................................    10,200,000     10,256,610
    Mortgage Revenue Project, Series D, FHA Insured, 6.20%, 2/15/35 ...................................     6,250,000      6,196,438
    Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 ..................................    13,200,000     13,277,748
    Mortgage Revenue Project, Series F, FHA Insured, 6.30%, 8/15/25 ...................................    16,400,000     17,562,432
    Mortgage Revenue Project, Series F, FHA Insured, 6.375%, 8/15/34 ..................................    21,050,000     22,613,384
    Saranac Lake General Hospital Project Revenue, Series A, Pre-Refunded, 7.875%, 11/01/10 ...........     1,305,000      1,354,786
    Second Mortgage, Health Care Project Revenue, Series B, 6.35%, 11/01/14 ...........................     1,410,000      1,442,092
    Secured Hospital Revenue, Series A, 6.25%, 2/15/24 ................................................    16,770,000     16,584,188
    Secured Hospital Revenue, Series A, Pre-Refunded, 7.35%, 8/15/11 ..................................    22,150,000     23,222,503

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)

                                                                                                           PRINCIPAL
                                                                                                            AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New York State Medical Care Facilities Finance Agency Revenue, (cont.)
    Secured Hospital Revenue, Series A, Pre-Refunded, 7.40%, 8/15/21 ...............................     $55,225,000     $57,930,473
    Security Mortgage Program Revenue, Adult Day Care, 6.375%, 11/15/20 ............................      18,930,000      19,418,773
    Series A, FHA Insured, 7.45%, 8/15/31 ..........................................................      19,995,000      20,985,952
    Series A, FHA Insured, Pre-Refunded, 7.45%, 8/15/31 ............................................       7,830,000       8,218,055
    Series D, FHA Insured, Pre-Refunded, 6.60%, 2/15/31 ............................................      13,375,000      14,144,598
New York State Mortgage Agency Revenue,
    8th Series A, 6.875%, 4/01/17 ..................................................................      11,465,000      11,479,675
    29th Series B, 6.45%, 4/01/15 ..................................................................      17,250,000      17,599,658
    Homeowners Mortgage, 37th Series A, 6.375%, 10/01/14 ...........................................       6,225,000       6,375,458
    Homeowners Mortgage, 37th Series A, 6.45%, 10/01/17 ............................................       9,000,000       9,201,150
    Homeowners Mortgage, Series 27, 6.90%, 4/01/15 .................................................       5,000,000       5,190,400
    Homeowners Mortgage, Series 41, 6.50%, 10/01/17 ................................................       9,880,000      10,125,419
    Homeowners Mortgage, Series 43, MBIA Insured, 6.45%, 10/01/17 ..................................       3,800,000       3,929,352
    Homeowners Mortgage, Series 45, 7.20%, 10/01/17 ................................................      23,730,000      24,928,602
    Homeowners Mortgage, Series 47, 6.375%, 10/01/17 ...............................................      26,780,000      27,326,848
    Homeowners Mortgage, Series 51, 6.40%, 10/01/17 ................................................       9,945,000      10,174,630
    Homeowners Mortgage, Series 57, 6.25%, 10/01/15 ................................................      10,000,000      10,221,700
    Homeowners Mortgage, Series 57, 6.30%, 10/01/17 ................................................       7,330,000       7,496,831
    Homeowners Mortgage, Series 57, 6.375%, 10/01/27 ...............................................       8,590,000       8,716,445
    Homeowners Mortgage, Series 61, 5.90%, 4/01/27 .................................................       4,040,000       3,928,375
New York State Tollway Authority General Revenue, Series D, 5.375%, 1/01/27 ........................      10,975,000       9,934,241
New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
    5.75%, 4/01/19 .................................................................................      30,000,000      28,057,200
    Pre-Refunded, 7.25%, 1/01/10 ...................................................................         750,000         775,673
    Pre-Refunded, 6.25%, 4/01/14 ...................................................................      23,970,000      25,488,020
New York State Urban Development Corp. Revenue,
    Cornell Center Project, 6.00%, 1/01/14 .........................................................       4,500,000       4,522,905
    Correctional Capital Facilities, Series 5, Pre-Refunded, 6.25%, 1/01/20 ........................      46,350,000      49,292,298
    Correctional Capital Facilities, Series 7, 5.70%, 1/01/16 ......................................       3,000,000       2,915,490
    Correctional Capital Facilities, Series 7, 5.70%, 1/01/27 ......................................      10,000,000       9,364,500
    Correctional Facilities Service Contract, Series A, 5.00%, 1/01/28 .............................      14,000,000      11,571,560
    Correctional Facilities Service Contract, Series B, 5.00%, 1/01/25 .............................      21,055,000      17,523,655
    Correctional Facilities Service Contract, Series C, AMBAC Insured, 6.00%, 1/01/29 ..............      34,135,000      34,040,446
    Onondaga County Convention Project, Refunding, 6.25%, 1/01/20 ..................................      28,325,000      28,543,952
    Youth Facilities, 6.00%, 4/01/15 ...............................................................       8,500,000       8,532,130
 Niagara Falls City School District COP, High School Facilities, 5.375%, 6/15/28 ...................      10,000,000       8,519,700
 Oneida Health Care Corp. Mortgage Revenue, Oneida Health Care,
    Series A, FHA Insured, 7.20%, 8/01/31 ..........................................................       2,155,000       2,189,803
 Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue, Refunding
    6.30%, 4/01/01 .................................................................................       1,035,000       1,048,113
    6.40%, 4/01/02 .................................................................................       1,930,000       1,978,018
    6.50%, 4/01/03 .................................................................................       2,075,000       2,150,821
    6.65%, 4/01/05 .................................................................................       1,115,000       1,179,436
    6.75%, 4/01/14 .................................................................................         655,000         662,683
    Pre-Refunded, 6.75%, 4/01/14 ...................................................................      20,100,000      21,341,175
 Otsego County IDA, Civic Facility Revenue, Hartwick College Project, Series A, 5.50%, 7/01/19 .....       3,400,000       3,053,778



FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)


                                                                                                       PRINCIPAL
                                                                                                        AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Port Authority of New York and New Jersey Revenue,
  Consolidated 74th Series, 6.75%, 8/01/26 .................................................         $ 4,400,000      $    4,495,216
    Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ..............................          17,000,000          17,396,270
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, 5.00%, 7/01/38 ...............................................................          12,000,000           9,904,680
    Series Y, 5.00%, 7/01/36 ...............................................................           4,000,000           3,299,920
    Series Y, 5.50%, 7/01/36 ...............................................................          10,000,000           9,115,000
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
  Refunding, 7.875%, 10/01/04 ..............................................................           8,100,000           8,274,960
Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/16 .....................           5,575,000           5,614,081
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
  Financing Authority Revenue, 6.45%, 12/01/25 .............................................          21,015,000          20,807,372
Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 6.50%, 7/01/19 ...............          11,000,000          11,743,930
Rensselaer Municipal Leasing Corp. Leasehold Mortgage Revenue,
  Rensselaer County Nursing Home,
    Series A, 6.90%, 6/01/24 ...............................................................          10,000,000          10,092,300
    Series B, 6.90%, 6/01/24 ...............................................................           3,345,000           3,375,874
St. Lawrence County IDA, Civic Facility Revenue, Clarkson University Project,
  Series A, 5.50%, 7/01/29 .................................................................           6,000,000           5,221,800
Suffolk County IDA Civic Facilities Revenue, Dowling College,
  Pre-Refunded, 8.25%, 12/01/20 ............................................................           4,420,000           4,581,330
Suffolk County Judicial Facilities Agency Service Agreement Revenue,
  John P Cohalan Complex, AMBAC Insured, 5.00%, 4/15/16 ....................................           2,720,000           2,472,480
Sunnybrook Elderly Housing Corp. Mortgage Revenue,
  Sunnybrook Apartments Project, 11.25%, 12/01/14 ..........................................           1,215,000           1,237,757
Syracuse IDA, Civic Facility Revenue,
    Crouse Health Hospital Inc., Project A, 5.25%, 1/01/16 .................................           4,000,000           3,229,080
    Crouse Health Hospital Inc., Project A, 5.375%, 1/01/23 ................................           4,760,000           3,647,302
    St. Joseph's Hospital Health Center Project, Pre-Refunded, 7.50%, 6/01/18 ..............           2,000,000           2,090,700
Tompkins County IDA Revenue, Civic Facility, Cornell University, 5.75%, 7/01/30 ............           7,510,000           7,249,553
Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B,
    5.20%, 1/01/27 .........................................................................          15,000,000          13,234,500
    5.50%, 1/01/30 .........................................................................          32,185,000          29,594,108
    MBIA Insured, 5.20%, 1/01/27 ...........................................................           4,110,000           3,546,683
TSASC Inc. New York, TFABS, Series 1, 6.25%,
    7/15/27 ................................................................................          35,000,000          34,105,750
    7/15/34 ................................................................................          40,000,000          38,898,400
Ulster County Resource Recovery Agency Solid Waste System Revenue, 6.00%, 3/01/14 ..........           8,620,000           8,453,289
Utica IDA, Civic Facility Revenue, Munson Williams Proctor Institute,
  Series A, 5.50%, 7/15/29 .................................................................           9,915,000           9,062,310
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 ...............................................................................           2,500,000           2,259,175
    10/01/18 ...............................................................................           2,500,000           2,197,650
Virgin Islands Water and Power Authority Electric System Revenue, Series A,
  Pre-Refunded, 7.40%, 7/01/11 .............................................................           2,750,000           2,873,998
Warren and Washington Counties IDAR, Adirondack Resource Recovery Project,
  Refunding, Series A, 7.90%, 12/15/07 .....................................................          31,945,000          32,026,140
Yonkers GO, Series A, 9.20%,
    2/01/01 ................................................................................             500,000             512,665
    2/01/03 ................................................................................           1,090,000           1,182,083
    2/01/04 ................................................................................           1,095,000           1,217,049
    2/01/05 ................................................................................           1,095,000           1,244,380
                                                                                                                       -------------
TOTAL BONDS (COST $4,183,946,737) ..........................................................                           4,186,579,097
                                                                                                                       =============

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON/STEP-UP BONDS 2.3%
 MTA Service Contract Revenue,
    Commuter Facilities, Refunding, Series 7, 7/01/10 ......................................      $    7,500,000      $    4,204,200
    Commuter Facilities, Refunding, Series 7, 7/01/11 ......................................           7,590,000           3,986,951
    Commuter Facilities, Refunding, Series 7, 7/01/13 ......................................           2,065,000             951,036
    Transit Facilities, Refunding, Series 7, 7/01/09 .......................................          13,125,000           7,840,875
    Transit Facilities, Refunding, Series 7, 7/01/10 .......................................           9,000,000           5,045,040
    Transit Facilities, Refunding, Series 7, 7/01/12 .......................................          15,380,000           7,560,193
    Transit Facilities, Refunding, Series 7, 7/01/13 .......................................           7,935,000           3,654,464
 New York City GO,
    Citysavers, Series B, 8/01/09 ..........................................................           8,875,000           5,276,809
    Citysavers, Series B, 6/01/12 ..........................................................           1,030,000             512,961
    Citysavers, Series B, 12/01/12 .........................................................           1,030,000             498,263
    Citysavers, Series B, 6/01/13 ..........................................................           1,030,000             480,938
    Citysavers, Series B, 12/01/13 .........................................................           1,030,000             467,043
    Citysavers, Series B, 6/01/14 ..........................................................           1,030,000             451,099
    Citysavers, Series B, 12/01/14 .........................................................           1,030,000             437,977
    Citysavers, Series B, 6/01/15 ..........................................................           1,030,000             422,156
    Citysavers, Series B, 12/01/15 .........................................................           1,030,000             409,786
    Citysavers, Series B, 6/01/16 ..........................................................           1,030,000             395,314
    Citysavers, Series B, 12/01/16 .........................................................           1,030,000             383,644
    Citysavers, Series B, 6/01/17 ..........................................................           1,030,000             369,276
    Citysavers, Series B, 12/01/17 .........................................................           1,030,000             358,296
    Citysavers, Series B, 6/01/18 ..........................................................           1,030,000             344,617
    Citysavers, Series B, 12/01/18 .........................................................           1,005,000             326,173
    Citysavers, Series B, 6/01/19 ..........................................................           1,030,000             321,298
    Citysavers, Series B, 12/01/19 .........................................................           1,030,000             311,585
    Citysavers, Series B, 6/01/20 ..........................................................          10,000,000           2,916,700
    M-Raes, Series 36, zero cpn. to 10/01/02, 8.00% thereafter, 10/01/14 ...................          17,400,000          15,340,014
    Series A-2, 8/01/10 ....................................................................           2,690,000           1,505,163
 Orangetown Housing Authority Facilities Revenue, Senior Housing Center Project, Refunding,
    MBIA Insured, 4/01/30 ..................................................................          21,170,000           3,253,194
 Triborough Bridge and Tunnel Authority Revenue, Convention Center Project, Series E, 1/01/12         21,625,000          10,947,440
 Westchester Tobacco Asset Securitization Corp. Revenue, Capital Appreciation,
    zero cpn. to 7/15/02, 6.75% thereafter, 7/15/29 ........................................          15,000,000          12,834,300
    zero cpn. to 6/15/09, 6.95% thereafter, 7/15/39 ........................................          18,000,000           9,435,584
                                                                                                                      --------------
 TOTAL ZERO COUPON/STEP-UP BONDS (COST $71,465,995) ........................................                             101,242,389
                                                                                                                      --------------
 TOTAL LONG TERM INVESTMENTS (COST $4,255,412,732) .........................................                           4,287,821,486
                                                                                                                      --------------



FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS .5%
 Long Island Power Authority Electric System Revenue, Sub Series 5, Daily VRDN
    and Put, 4.30%, 5/01/33 ............................................................        $    8,700,000        $    8,700,000
 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series C, FGIC Insured, Daily VRDN and Put, 4.40%, 6/15/23 .........................               400,000               400,000
    Series G, FGIC Insured, Daily VRDN and Put, 4.30%, 6/15/24 .........................             4,000,000             4,000,000
 Port Authority of New York and New Jersey Special Obligation Revenue,
    Versatile Structure, Series 2, Daily VRDN
 and Put, 4.35%, 5/01/19 ...............................................................            10,200,000            10,200,000
                                                                                                                      --------------
 TOTAL SHORT TERM INVESTMENTS (COST $23,300,000) .......................................                                  23,300,000
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $4,278,712,732) 98.4% .........................................                               4,311,121,486
 OTHER ASSETS, LESS LIABILITIES 1.6% ...................................................                                  68,904,144
                                                                                                                      --------------
 NET ASSETS 100.0% .....................................................................                              $4,380,025,630
                                                                                                                      ==============

See glossary of terms on page 33.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                       See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, MAY 31, 2000 (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC  -American Municipal Bond Assurance Corp.
COP    -Certificate of Participation
FGIC   -Financial Guaranty Insurance Co.
FHA    -Federal Housing Authority/Agency
FSA    -Financial Security Assistance
GO     -General Obligation
HDC    -Housing Development Corp.
HFA    -Housing Finance Authority/Agency
HFAR   -Housing Finance Authority/Agency Revenue
IDA    -Industrial Development Authority/Agency
IDAR   -Industrial Development Authority/Agency Revenue
MBIA   -Municipal Bond Investors Assurance Corp.
MFHR   -Multi-Family Housing Revenue
MFMR   -Multi-Family Mortgage Revenue
MFR    -Multi-Family Revenue
MTA    -Metropolitan Transportation Authority
PFA    -Public Financing Authority
PCR    -Pollution Control Revenue





FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000


Assets:
 Investments in securities:
  Cost ...............................................................      $ 4,278,712,732
                                                                            ---------------
  Value ..............................................................        4,311,121,486
 Cash ................................................................               30,492
 Receivables:
  Capital shares sold ................................................            2,815,998
  Interest ...........................................................           83,788,606
                                                                            ---------------
Total assets .........................................................        4,397,756,582
Liabilities:
 Payables:
  Investment securities purchased ....................................            6,134,725
  Capital shares redeemed ............................................            5,363,513
  Affiliates .........................................................            2,354,163
  Shareholders .......................................................            3,732,116
 Other liabilities ...................................................              146,435
                                                                            ---------------
Total liabilities ....................................................           17,730,952
                                                                            ---------------
 Net assets, at value ................................................      $ 4,380,025,630
                                                                            ---------------
Net assets consist of:
 Undistributed net investment income .................................      $     5,551,451
 Net unrealized appreciation .........................................           32,408,754
 Accumulated net realized loss .......................................          (48,521,617)
 Capital shares ......................................................        4,390,587,042
                                                                            ---------------
 Net assets, at value ................................................      $ 4,380,025,630
                                                                            ---------------

CLASS A:
 Net assets, at value ................................................      $ 4,219,849,265
                                                                            ---------------
 Shares outstanding ..................................................          381,502,302
                                                                            ---------------
 Net asset value per share* ..........................................      $         11.06
                                                                            ---------------
 Maximum offering price per share (net asset value per share / 95.75%)      $         11.55
                                                                            ---------------

CLASS B:
 Net assets, at value ................................................      $    40,874,249
                                                                            ---------------
 Shares outstanding ..................................................            3,700,715
                                                                            ---------------
 Net asset value and maximum offering price per share* ...............      $         11.04
                                                                            ---------------

CLASS C:
 Net assets, at value ................................................      $   119,302,116
                                                                            ---------------
 Shares outstanding ..................................................           10,788,524
                                                                            ---------------
 Net asset value per share* ..........................................      $         11.06
                                                                            ---------------
 Maximum offering price per share (net asset value per share / 99.00%)      $         11.17
                                                                            ---------------


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2000

Investment income:

 Interest ................................................        $ 289,508,690
                                                                  -------------
Expenses:
 Management fees (Note 3) ................................           21,061,316
 Distribution fees (Note 3)
  Class A ................................................            3,537,056
  Class B ................................................              204,151
  Class C ................................................              846,577
 Transfer agent fees (Note 3) ............................            2,135,478
 Custodian fees ..........................................               46,868
 Reports to shareholders .................................              357,338
 Registration and filing fees ............................               49,804
 Professional fees (Note 3) ..............................              119,780
 Trustees' fees and expenses .............................               80,636
 Other ...................................................              174,049
                                                                  -------------
Total expenses ...........................................           28,613,053
                                                                  -------------
 Net investment income ...................................          260,895,637
Realized and unrealized losses:                                   -------------
 Net realized loss from investments ......................          (47,319,511)
 Net unrealized depreciation on investments ..............         (281,536,117)
                                                                  -------------
Net realized and unrealized loss .........................         (328,855,628)
Net decrease in net assets resulting from operations .....         -------------
                                                                  $ (67,959,991)
                                                                  -------------


                       See notes to financial statements.



FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 2000 AND 1999


                                                                                              2000                       1999
                                                                                         ------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................           $   260,895,637            $   264,335,642
  Net realized gain (loss) from investments ..................................               (47,319,511)                34,770,841
  Net unrealized depreciation on investments .................................              (281,536,117)               (68,274,888)
                                                                                         ------------------------------------------
Net increase (decrease) in net assets resulting from operations ..............               (67,959,991)               230,831,595
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................              (250,118,739)              (259,311,860)
   Class B ...................................................................                (1,533,076)                  (144,441)
   Class C ...................................................................                (6,503,868)                (5,976,311)
  Net realized gains:
   Class A ...................................................................               (26,398,259)               (34,522,709)
   Class B ...................................................................                  (188,951)                        --
   Class C ...................................................................                  (781,158)                  (912,969)
                                                                                         ------------------------------------------
 Total distributions to shareholders .........................................              (285,524,051)              (300,868,290)
 Capital share transactions: (Note 2)
  Class A ....................................................................              (285,636,085)                90,794,689
  Class B ....................................................................                23,809,545                 19,219,023
  Class C ....................................................................               (10,478,959)                33,016,833
                                                                                         ------------------------------------------
 Total capital share transactions ............................................              (272,305,499)               143,030,545
Net increase (decrease) in net assets ........................................              (625,789,541)                72,993,850
Net assets:
 Beginning of year ...........................................................             5,005,815,171              4,932,821,321
                                                                                         ------------------------------------------
 End of year .................................................................           $ 4,380,025,630            $ 5,005,815,171
                                                                                         ------------------------------------------
Undistributed net investment income included in net assets:
 End of year .................................................................           $     5,551,451            $     2,837,217
                                                                                         ------------------------------------------



                       See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.




FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class B, and Class C. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At May 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                   YEAR ENDED MAY 31,
                                                         --------------------------------------------------------------------------
                                                                      2000                                      1999
                                                         --------------------------------------------------------------------------
                                                            SHARES             AMOUNT                 SHARES              AMOUNT
                                                         --------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ........................................     30,449,079        $ 344,700,673           36,317,861        $ 438,090,167
 Shares issues in reinvestment of distributions .....     11,700,428          132,087,599           11,562,080          139,259,975
 Shares redeemed ....................................    (67,626,875)        (762,424,357)         (40,360,181)        (486,555,453)
                                                         --------------------------------------------------------------------------
 Net increase (decrease) ............................    (25,477,368)       $(285,636,085)           7,519,760        $  90,794,689
                                                         --------------------------------------------------------------------------
CLASS B SHARES:*
 Shares sold ........................................      2,368,489        $  26,829,657            1,616,584        $  19,388,622
 Shares issues in reinvestment of distributions .....        102,854            1,155,325                9,201              110,109
 Shares redeemed ....................................       (372,932)          (4,175,437)             (23,481)            (279,708)
                                                         --------------------------------------------------------------------------
 Net increase .......................................      2,098,411        $  23,809,545            1,602,304        $  19,219,023
                                                         --------------------------------------------------------------------------
CLASS C SHARES:
 Shares sold ........................................      2,061,852        $  23,348,323            4,034,431        $  48,699,164
 Shares issues in reinvestment of distributions .....        395,807            4,470,100              359,822            4,333,718
 Shares redeemed ....................................     (3,406,407)         (38,297,382)          (1,660,553)         (20,016,049)
                                                         --------------------------------------------------------------------------
 Net increase (decrease) ............................       (948,748)       $ (10,478,959)           2,733,700        $  33,016,833
                                                         --------------------------------------------------------------------------

*For the period January 1, 1999 (effective date) to May 31, 1999.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     ANNUALIZED
      FEE RATE    MONTH-END NET ASSETS
     ---------------------------------------------------------------

        .625%     First $100 million
        .500%     Over $100 million up to and including $250 million
        .450%     Over $250 million up to and including $10 billion



FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $875,389 and $196,589, respectively.

The Fund paid shareholder servicing fees of $2,135,478, of which $1,698,036 was paid to Investor Services.

Included in professional fees are legal fees of $40,137 that were paid to two law firms in which a partner in each law firm is an officer of the Fund.


4. INCOME TAXES

At May 31, 2000, the Fund had tax basis capital losses of $29,572,038 which may be carried over to offset future capital gains. Such losses expire in 2008.

At May 31, 2000, the Fund has deferred capital losses of $17,748,019 occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending May 31, 2001.

At May 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $4,279,914,290 was as follows:

      Unrealized appreciation            $118,549,740
      Unrealized depreciation             (87,342,544)
                                         ------------
      Net unrealized appreciation        $ 31,207,196
                                         ============
Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 2000 aggregated $1,129,386,373 and $1,458,752,003, respectively.


6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of New York. Such concentration may subject the Fund more significantly to economic changes occurring within that state.



FRANKLIN NEW YORK TAX-FREE INCOME FUND
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN NEW YORK TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Tax-Free Income Fund (the "Fund") at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with audited standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
July 6, 2000


FRANKLIN NEW YORK TAX-FREE INCOME FUND
Tax Designation


Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2000.


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